SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549


                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


                          May 1, 1995
              (Date of earliest event reported)


                   FIRST INTERSTATE BANCORP
      (Exact name of registrant as specified in charter)


                           Delaware
       (State or other jurisdiction of incorporation)


                                              95-1418530
        1-4114                             (I.R.S. Employer
(Commission File Number)                   Identification Number)

      633 West Fifth Street                       90054
          P.O. Box 54068                        (Zip Code)
      Los Angeles, California
(Address of principal executive offices)


                        (213) 614-3001
    (Registrant's telephone number, including area code)



















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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.
               Not applicable.


ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.
               Not applicable.


ITEM 3.        BANKRUPTCY OR RECEIVERSHIP.
               Not applicable.


ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
               Not applicable.


ITEM 5.        OTHER EVENTS.

                         On May 1, 1995, the Registrant issued a
               press release announcing a repurchase program for up to 7,600,000 shares of Registrant's Common Stock. A copy of the press release is attached as a part of Exhibit 99 to this Form 8-K.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS.
               Not applicable.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS.

                    (a)  Financial statements of businesses
                    acquired.
                         None.

                    (b)  Pro forma financial information.
                         None.





















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                    (c)  Exhibits.

                              (99) Additional exhibits

                         Press release dated May 1, 1995,
                    announcing a repurchase program for up to 7,600,000 shares of the Registrant's Common
                    Stock.


ITEM 8.        CHANGE IN FISCAL YEAR.
               Not applicable.





                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST INTERSTATE BANCORP
                                   (Registrant)


                              By   Ann M. Coons
                                   _______________________
                                   Ann M. Coons
                                   Senior Vice President



Dated:  May 1, 1995

























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                        INDEX TO EXHIBITS



                                                    Sequentially
Exhibit                                               Numbered
Number                                                  Pages

(99)      Additional exhibits

               Press release dated May 1, 1995,             5
               announcing a repurchase program for up
               to 7,600,000 shares of the Registrant's
               Common Stock.